System1, Inc./S1 Holdco LLC Pro Forma for Disposition of Total Security Limited Unaudited Statements of Operations System1, Inc. System1, Inc. System1, Inc. System1, Inc. System1, Inc. System1, Inc. System1, Inc. S1 Holdco LLC S1 Holdco LLC S1 Holdco LLC S1 Holdco LLC S1 Holdco LLC System1, Inc. System1, Inc. Successor + Predecessor Total Successor + Predecessor Total Successor + Predecessor Total S1 Holdco LLC S1 Holdco LLC S1 Holdco LLC (in thousands) QTD QTD QTD QTD QTD QTD Sucessor Period Predecessor Period QTD QTD QTD QTD YTD YTD YTD YTD YTD YTD YTD YTD 30-Sep-23 30-Jun-23 31-Mar-23 31-Dec-22 30-Sep-22 30-Jun-22 1.27.22 - 3.31.22 1.1.22 - 1.26.22 31-Dec-21 30-Sep-21 30-Jun-21 31-Mar-21 30-Sep-23 30-Jun-23 31-Dec-22 30-Sep-22 30-Jun-22 31-Dec-21 30-Sep-21 30-Jun-21 Revenue 87,818 96,914 121,119 140,071 156,895 177,029 138,234 52,712 199,803 171,445 169,579 147,561 305,851 218,033 664,941 524,870 367,975 688,389 488,586 317,140 Operating cost and expenses: Cost of revenues 50,584 56,656 82,953 97,145 111,217 128,507 101,970 41,507 155,276 128,885 126,167 110,785 190,194 139,610 480,346 383,201 271,984 521,113 365,837 236,952 Salaries, commissions, and benefits 26,689 27,944 27,851 28,632 30,270 29,151 46,919 31,181 18,715 15,139 17,698 15,195 82,484 55,795 166,153 137,521 107,251 66,747 48,032 32,893 Selling, general, and administrative 11,808 15,340 14,855 13,869 11,572 12,984 12,407 15,665 14,650 7,936 6,277 6,950 42,004 30,195 66,496 52,628 41,056 35,813 21,163 13,227 Depreciation and amortization 19,585 19,689 19,393 19,102 18,924 18,827 12,618 1,000 3,625 3,459 3,112 3,689 58,666 39,081 70,471 51,370 32,446 13,885 10,260 6,801 Impairment of goodwill - - - 26,200 340,109 - - - - - - - - - 366,309 340,109 - - - - Total operating costs and expenses 108,667 119,629 145,052 184,947 512,092 189,470 173,914 89,353 192,266 155,419 153,254 136,619 373,348 264,681 1,149,775 964,828 452,736 637,558 445,292 289,873 Operating income (20,849) (22,715) (23,933) (44,876) (355,197) (12,440) (35,680) (36,641) 7,537 16,026 16,325 10,942 (67,497) (46,648) (484,834) (439,958) (84,761) 50,831 43,294 27,267 Loss (gain) on Fair Value of Warrants (7,482) 2,018 (1,409) (10,360) 4,489 (4,139) 13,761 - - - - - (6,873) 609 3,751 14,111 9,622 - - - Loss on Extinguishment of Holdback 619 - - - - - - - - - - - 619 - - - - - - - Interest expense 13,053 12,334 11,402 9,872 9,733 7,200 5,054 1,049 4,162 4,184 4,476 4,048 36,789 23,736 32,908 23,036 13,303 16,870 12,708 8,524 Income (loss) from continuing operations before income tax (27,039) (37,066) (33,927) (44,388) (369,419) (15,501) (54,495) (37,690) 3,375 11,842 11,849 6,894 (98,032) (70,993) (521,493) (477,105) (107,686) 33,961 30,586 18,743 Income tax expense (920) (6,374) (3,333) (14,089) (69,796) 494 (15,039) (629) 262 475 77 151 (10,627) (9,707) (99,059) (84,970) (15,174) 965 703 228 Net income (loss) from continuing operations (26,119) (30,692) (30,594) (30,299) (299,623) (15,995) (39,456) (37,061) 3,113 11,367 11,772 6,743 (87,405) (61,286) (422,434) (392,135) (92,512) 32,996 29,883 18,515 Net Income (Loss) Attributable to Noncontrolling Interest (31,894) (8,947) (9,174) (18,264) (72,002) (8,107) (7,309) - - - - - (50,015) (18,121) (105,682) (87,418) (15,416) - - - Gain (loss) from discontinued operations, net of taxes (137,207) (13,484) (12,533) (20,858) (14,077) (17,850) (3,923) - - - - - (163,224) (26,017) (56,708) (35,850) (21,773) - - - Net income (131,432) (35,229) (33,953) (32,893) (241,698) (25,738) (36,070) (37,061) 3,113 11,367 11,772 6,743 (200,614) (69,182) (373,460) (340,567) (98,869) 32,996 29,883 18,515

System1, Inc./S1 Holdco LLC Pro Forma for Disposition of Total Security Limited Non-GAAP Financials System1, Inc. System1, Inc. System1, Inc. System1, Inc. System1, Inc. System1, Inc. System1, Inc. S1 Holdco LLC S1 Holdco LLC S1 Holdco LLC S1 Holdco LLC S1 Holdco LLC System1, Inc. System1, Inc. Successor + Predecessor Total Successor + Predecessor Total Successor + Predecessor Total S1 Holdco LLC S1 Holdco LLC S1 Holdco LLC (in thousands) Sucessor Period Sucessor Period Sucessor Period Sucessor Period Sucessor Period Sucessor Period Sucessor Period Predecessor Period QTD QTD QTD QTD YTD YTD YTD YTD YTD YTD YTD YTD 30-Sep-23 30-Jun-23 31-Mar-23 31-Dec-22 30-Sep-22 30-Jun-22 1.27.22 - 3.31.22 1.1.22 - 1.26.22 31-Dec-21 30-Sep-21 30-Jun-21 31-Mar-21 30-Sep-23 30-Jun-23 31-Dec-22 30-Sep-22 30-Jun-22 31-Dec-21 30-Sep-21 30-Jun-21 Net income (loss) from continuing operations (26,119)$ (30,692)$ (30,594)$ (30,299)$ (299,623)$ (15,995)$ (39,456)$ (37,061)$ 3,113$ 11,367$ 11,772$ 6,743$ (87,405)$ (61,286)$ (422,434)$ (392,135)$ (92,512)$ 32,996$ 29,883$ 18,515$ Income tax expense (920) (6,374) (3,333) (14,089) (69,796) 494 (15,039) (629) 262 475 77 151 (10,627) (9,707) (99,059) (84,970) (15,174) 965 703 228 Interest expense 13,053 12,334 11,402 9,872 9,733 7,200 5,054 1,049 4,162 4,185 4,476 4,048 36,789 23,736 32,908 23,036 13,303 16,871 12,709 8,524 Depreciation & amortization 19,585 19,689 19,393 19,102 18,924 18,827 12,618 1,000 3,625 3,458 3,113 3,689 58,666 39,081 70,471 51,370 32,446 13,884 10,259 6,801 Impairment of goodwill - - - 26,200 340,109 - - - - - - - - - 366,309 340,109 - - - - Other income/expense (1) 639 271 (65) 1,280 (400) (68) 228 (61) 70 (25) 18 84 845 206 978 (301) 98 147 76 102 Stock-based compensation and distributions to Members (2) 5,261 4,294 5,635 (3,796) (14,803) 6,786 32,343 23,362 3,458 673 3,342 2,118 15,190 9,929 43,892 47,688 62,491 9,591 6,133 5,460 Protected.net acquisition bonus accrual - - - 10,477 22,620 - - - 0 0 0 0 - - 33,097 22,620 - - - - Revaluation of non-cash warrant liability (7,482) 2,018 (1,409) (10,360) 4,489 (4,139) 13,761 - - - - - (6,873) 609 3,751 14,111 9,622 - - - Loss on Extinguishment of Holdback 619 - - - - - - - - - - - 619 - - - - - - - Costs related to acquisitions/business combinations 1,710 3,479 3,371 4,149 4,021 5,102 9,660 13,153 7,970 2,755 623 1,484 8,560 6,850 36,084 31,935 27,914 12,833 4,862 2,108 Acquisition earnout - - - - 22 72 269 9 32 31 32 63 - - 372 372 350 158 126 95 Severance costs 1,760 1,004 587 1,759 475 153 206 - 3 118 164 330 3,351 1,591 2,593 834 359 615 612 494 Other costs, including restructuring - 83 167 118 - 200 - - 0 8 98 99 250 250 318 200 200 206 205 197 Adjusted EBITDA 8,105$ 6,105$ 5,154$ 14,413$ 15,772$ 18,631$ 19,644$ 822$ 22,696$ 23,046$ 23,715$ 18,809$ 19,365$ 11,259$ 69,281$ 54,868$ 39,097$ 88,265$ 65,569$ 42,524$ (1) Non-cash adjustments related to foreign exchange and asset disposals (2) Comprised of distributions to equity holders and non-cash stock-based compensation

Non-Financial Metrcis
(In thousands except ratios)

O&O Advertising	QTD 30-Sep-23	QTD 30-Jun-23	QTD 31-Mar-23	QTD 31-Dec-22	QTD 30-Sep-22	QTD 30-Jun-22	QTD 31-Mar-22	QTD 31-Dec-21	QTD 30-Sep-21	QTD 30-Jun-21	QTD 31-Mar-21
Revenue	$ 66,186	$ 77,300	$ 106,025	$ 127,867	$ 143,600	$ 157,952	$ 176,133	$ 190,035	$ 162,606	$ 160,817	$ 139,426
Advertising Spend (1)	$ 42,301	$ 49,711	$ 76,186	$ 92,785	$ 106,340	$ 121,153	$ 137,948	$ 152,653	$ 126,404	$ 123,244	$ 107,298
Revenue less Advertising Spend and Agency Fees	$ 23,886	$ 27,589	$ 29,839	$ 35,082	$ 37,261	$ 36,799	$ 38,186	$ 37,383	$ 36,202	$ 37,572	$ 32,128
O&O Sessions (2)	921,512	819,813	1,026,262	1,042,908	1,077,915	1,012,761	975,025	999,975	859,392	766,293	741,122
O&O CPS (3)	$ 0.05	$ 0.06	$ 0.07	$ 0.09	$ 0.10	$ 0.12	$ 0.14	$ 0.15	$ 0.15	$ 0.16	$ 0.14
O&O RPS (4)	$ 0.07	$ 0.09	$ 0.10	$ 0.12	$ 0.13	$ 0.16	$ 0.18	$ 0.19	$ 0.19	$ 0.21	$ 0.19
Spread	56%	55%	39%	38%	35%	30%	28%	24%	29%	30%	30%
Partner Network											
Revenue	$ 21,632	$ 19,614	$ 15,093	$ 12,204	$ 13,295	$ 19,077	$ 14,812	$ 9,768	$ 8,840	$ 8,763	$ 8,135
Agency Fees (5)	$ 6,320	$ 4,806	$ 4,876	$ 2,535	$ 2,994	$ 5,170	$ 3,387	$ -	$ -	$ -	$ -
Revenue less Advertising Spend and Agency fees	$ 15,312	$ 14,808	$ 10,217	$ 9,669	$ 10,301	$ 13,908	$ 11,425	$ 9,768	$ 8,840	$ 8,763	$ 8,135
Network Sessions (6)	858,619	676,763	448,287	375,605	364,196	361,432	308,805	289,331	297,142	321,934	338,960
Network CPS (7)	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ -	$ -	$ -	$ -
Network RPS (8)	$ 0.03	$ 0.03	$ 0.03	$ 0.03	$ 0.04	$ 0.05	$ 0.05	$ 0.03	$ 0.03	$ 0.03	$ 0.02

O&O Advertising	YTD 30-Sep-23	YTD 30-Jun-23	YTD 31-Dec-22	YTD 30-Sep-22	YTD 30-Jun-22	YTD 31-Dec-21	YTD 30-Sep-21	YTD 30-Jun-21
Revenue	$ 249,512	$ 183,325	$ 605,552	$ 477,686	$ 334,085	$ 652,884	$ 462,848	$ 300,242
Advertising Spend (1)	$ 168,198	$ 125,897	$ 458,225	$ 365,440	$ 259,100	$ 509,599	$ 356,946	$ 230,542
Revenue less Advertising Spend and Agency Fees	$ 81,314	$ 57,428	$ 147,328	$ 112,246	$ 74,985	$ 143,284	$ 105,902	$ 69,700
O&O Sessions (2)	2,767,587	1,846,075	4,108,610	3,065,702	1,987,786	3,366,783	2,366,807	1,507,415
O&O CPS (3)	$ 0.06	$ 0.07	$ 0.11	$ 0.12	$ 0.13	$ 0.15	$ 0.15	$ 0.15
O&O RPS (4)	$ 0.09	$ 0.10	$ 0.15	$ 0.16	$ 0.17	$ 0.19	$ 0.20	$ 0.20
Spread	48%	46%	32%	31%	29%	28%	30%	30%
Partner Network								
Revenue	$ 56,339	$ 34,708	$ 59,389	$ 47,185	$ 33,890	$ 35,505	$ 25,738	$ 16,898
Agency Fees (5)	$ 16,003	$ 9,683	$ 14,087	$ 11,551	$ 8,557	$ -	$ -	$ -
Revenue less Advertising Spend and Agency fees	$ 40,337	$ 25,025	$ 45,302	$ 35,633	$ 25,333	$ 35,505	$ 25,738	$ 16,898
Network Sessions (6)	1,983,669	1,125,049	1,410,037	1,034,433	670,237	$ 1,247,366	958,035	660,894
Network CPS (7)	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ -	$ -	$ -
Network RPS (8)	$ 0.03	$ 0.03	$ 0.04	$ 0.05	$ 0.05	$ 0.03	$ 0.03	$ 0.03

(1) Advertising spend is the amount of advertising that is spent to acquire traffic to Owned & Operated websites
(2) O&O sessions are the total number of monetizable user visits to Owned & Operated websites
(3) CPS is advertising spend divided by O&O Sessions
(4) RPS is O&O Revenue divided by O&O Sessions
(5) Agency fees are the amount of costs for agencies acquiring traffic to Owned & Operated websites
(6) Network sessions are the number of monetizable user visits delivered by network partners to RAMP
(7) CPS is agency fees divided by Network Sessions
(8) RPS is Partner Network revenue divided by Network Sessions